UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 10, 2025

TreeHouse Foods, Inc.
(Exact name of registrant as specified in charter)

Commission File Number: 001-32504

Delaware		20-2311383
(State or Other Jurisdiction of Incorporation)		(IRS Employer Identification No.)

2021 Spring Road Suite 600
Oak Brook	IL	60523
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2025, TreeHouse Foods, Inc. (the “Company”) announced that it is eliminating the position of Executive Vice President, Business President and Chief Commercial Officer, currently held by Scott Tassani, as part of a broader organizational restructuring. Mr. Tassani has agreed to remain employed in his current role through May 30, 2025 (the “Transition Date”).

The Company and Mr. Tassani have entered into a Separation and Transition Services Agreement (the “Transition Agreement”), pursuant to which Mr. Tassani will provide transition and consulting services for four months following the Transition Date and will receive monthly consulting fees of $75,000. Under the Transition Agreement, it is expected that Mr. Tassani will receive the separation payments and benefits to which he is entitled under the Company’s Executive Severance Plan in consideration for a general release of claims in favor of the Company and compliance with certain obligations set forth in the Executive Severance Plan and the Transition Agreement.

The foregoing summary of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Transition Agreement filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 7.01.     Regulation FD Disclosure.

On April 10, 2025, the Company issued a press release relating to the matter described above in Item 5.02. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 7.01 of Form 8-K and Exhibit 99.1 attached hereto are being furnished pursuant to Item 7.01 of Form 8-K and therefore shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01.     Financial Statements and Exhibits.

(d)Exhibits:

Exhibit Number	Exhibit Description

10.1	Form of Separation and Transition Services Agreement by and among the Company and Scott Tassani
99.1	Press Release dated April 10, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date:	April 10, 2025	By:	/s/ Kristy N. Waterman
Kristy N. Waterman

Executive Vice President, Chief Human Resources Officer, General Counsel, and Corporate Secretary